UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 3, 2002

                          WARRENSBURG ENTERPRISES, INC.
                      -------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         FLORIDA                     0-28835               65-0963962
 ---------------------------         -----------           -----------------
(STATE OR OTHER JURISDICTION         (COMMISSION           (IRS EMPLOYER
     OF INCORPORATION)               FILE NUMBER)          IDENTIFICATION NO.)


22154  MARTELLA  AVENUE
BOCA  RATON,  FL                                               33433
------------------------                                       -----
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (561) 451-9674
                                                   ----------------


                                       N/A
             ------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGES SINCE LAST REPORT)


COPY  OF  COMMUNICATIONS  TO:  WARRENSBURG  ENTERPRISES,  INC.
                               22154  MARTELLA  AVENUE
                               BOCA  RATON,  FL  33433


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     The  purpose  of  this current report on Form 8-K is to add to the previous current report on Form 8-K filed to disclose a change in the Registrant's Certifying Accountant.

ITEM 4(a). CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     The Company has been generally inactive since its inception; it had no independent accountant until the retention of Samuel F. May, Jr., Certified Public Accountant, 20283 State Rd. 7, Suite 300, Boca Raton, FL 33498, in November, 1999. Subsequently on March 1st 2002, the Board of Directors decided to retain the services of a new accountant, Robert Jarkow, Certified Public Accountant, 3111 North Andrews Avenue, Fort Lauderdale, Florida 33309.

     Audited statements prepared by Samuel F. May, Jr., CPA contained a going concern qualification but such financial statements did not contain any adjustment for uncertainties stated therein.

     During the Registrant's most recent fiscal year and during any subsequent interim period preceding the date of resignation, the Company has had no disagreements with Samuel F. May, Jr., CPA, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

     No accountant's report on the financial statements for the past year contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles.

     On April 1st, 2002 the Company provided Samuel F. May, Jr., CPA with a copy of this revised disclosure and requested that it furnish a letter to the Company, addressed to the SEC, stating that it agreed with the statements made herein or the reasons why it disagreed.

ITEM 4(b). CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On March 1, 2002, the Company's Board of Directors approved the engagement of Robert Jarkow, Certified Public Accountant, 3111 North Andrews Avenue, Fort Lauderdale, Florida 33309, as the Company's independent auditor. Such appointment was accepted by Robert Jarkow of the firm. Prior to such engagement, the Company had not consulted Robert Jarkow on any prior matters, including any matters relative to the application of accounting principles or any subject of disagreement with Samuel F. May, Jr. CPA.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.         Description
------------------------------------------------------------------
16.1   *       Letter on change of certifying accountant pursuant to Regulation
               SK, Section 304(a)(3)2.
16.2   *       Letter from Samuel F. May, Jr., CPA

-------------

(*  Filed  herewith)



                                   SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          WARRENSBURG ENTERPRISES, INC.
                                  (Registrant)

Date:  April 3 2002             By /s/  Shelley  Goldstein
                                -------------------------------------
                                President, Secretary and Chief Operating Officer


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